 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 3, 2014
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SERVICENOW, INC.
(Exact name of registrant as specified in its charter)
____________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3260 Jay Street
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8550

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e):	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David Schneider Employment Agreement Amendment

On July 3, 2014, ServiceNow, Inc. (the “Company”) entered into an Amendment to Employment Agreement with David L. Schneider, the Company’s Chief Revenue Officer (the “Amendment Agreement”). The Amendment Agreement amends the Employment Agreement dated May 21, 2011 by and between Mr. Schneider and the Company (the “Employment Agreement”), to, among other things, extend the term of the Employment Agreement for an additional three years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

Date: July 9, 2014	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer